EXHIBIT 10.75

                              [LOGO] CAPITAL BANK

                              CONTINUING GUARANTY

        FOR VALUABLE CONSIDERATION, the undersigned (hereinafter called "Guarantors"), for themselves, their heirs, personal representatives, successors and assigns, hereby, jointly and severally, unconditionally guarantee to CAPITAL BANK, a Florida banking corporation (hereinafter called "Lender"), and its successors, participants, endorsees or assigns, the due performance and full and prompt payment when due, whether at maturity or by acceleration, or otherwise, of any and all obligations and indebtedness of GALACTICOMM TECHNOLOGIES, INC., A FLORIDA CORPORATION hereinafter called ("Borrower") to Lender.

        The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities, including interest of Borrower heretofore, now or hereafter made, incurred or created or held or to be held, by Lender for its own account or as agent for another, or otherwise, whether created or held or to be held, by Lender for its own account or as agent for another, or otherwise, whether created directly of acquired by assignment, or otherwise, whether voluntary or involuntary, and however arising, whether due or not, absolute or contingent, liquidated or non-liquidated, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations; or whether such indebtedness may be or hereafter become otherwise unenforceable. This is a Continuing Guaranty relating to said indebtedness, including that arising under subsequent or successive transactions between Borrower and Lender, which shall either continue or increase the indebtedness and is not limited as to amount.

        The obligations hereunder are joint and several, and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantors or any of them, whether action is brought against Borrower or whether Borrower may be joined in any such action or actions. This is a guaranty of payment and not of collection.

        Guarantors acknowledge that the loan referred to herein is a valid and binding obligation of the Borrower. Guarantors authorize Lender, without notice of demand, and without affecting their liability hereunder, from time to time, and on any number of occasions, to (a) renew, amend, compromise, extend, accelerate, reinstate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness of any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security of the payment of this guaranty or the indebtedness guaranteed, exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and
(d) release or substitute any one or more of the endorsers or guarantors. Guarantors acknowledge and agree that no act or omission of any kind by Lender, including, but not limited to, the failure to take or perfect a security interest in any security for the indebtedness guaranteed, shall affect or impair this guaranty and the Lender shall have no duties in respect thereof to Guarantors. Lender, may, without notice, assign this guaranty in whole or in part.

        Guarantors waive any right to require Lender to (a) proceed against Borrower; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Lendees power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Until all indebtedness of Borrower to Lender shall have been paid in full, Guarantors shall have no right of subrogation, and waive any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waive any benefit of, and any right to participate in, any security now or hereafter held by Lender. Guarantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of dishonors and notices of acceptance of this guaranty and of the existence creation or incurring of new or additional indebtedness. Guarantors covenant to cause the Borrower to maintain and preserve the enforceability of any instruments now or hereafter executed in favor of the Lender, and to take no action of any kind which might be the basis for a claim that the Guarantors have any defense hereunder other than payment in full of all indebtedness of the Borrower to Lender. Guarantors hereby indemnify Lender against loss, cost or expense by reason of the assertion by the Guarantors of any defense hereunder based upon any such action or inaction of the Borrower. Guarantors waive any right or claim of right to cause a marshaling of the Borrowecs assets or to require the Lender to proceed against the Guarantors in any particular order. No delay on the part of the Lender in the exercise of any right, power or privilege under the documentation with the Borrower or under this guaranty shall operate as a waiver of any such privilege, power or right.

        In addition to all liens upon, and rights of setoffs against, the monies, securities, or other property of Guarantors, or any of them, given to Lender by law. Lender shall have a lien upon, and a right of setoff against, all monies, securities and other property of Guarantors, or any of them, now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account of deposit, or for safekeeping, or otherwise; and every such lien and right of setoff may be exercised without demand upon or notice to Guarantors. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing; and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.

        Any indebtedness of Borrower now or hereafter held by Guarantors, or any of them is hereby subordinated to the indebtedness of Borrower to Lender; and such indebtedness of Borrower to Guarantors if Lender so requests shall be collected, enforced and received by Guarantors as trustees for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this guaranty.

        Guarantors agree to pay a reasonable attorneys' fee and all other costs and expenses which may incurred or expended by Lender in the enforcement of the Borrower's obligation and of this guaranty, whether suit be brought or not, and in the event suit is brought, then for all services in trial and appellate courts. Guarantors do hereby waive the right to trial by jury or any claims or actions arising hereunder or resulting from the indebtedness referred to herein.

        Upon the default of the Borrower with respect to any of its obligations or liabilities to Lender, or in case Borrower or any Guarantor shall become insolvent or make an assignment for the benefit of creditors, or if a petition in bankruptcy or for corporate reorganization or for an arrangement be filed by or against Borrower or any Guarantor, or in the event of the appointment of a receiver for Borrower or for any Guarantor or their properties, or in the event that a judgment is obtained or warrant of attachment issued against Borrower or any Guarantor, or in the event Lender deems itself insecure, or should Lender request additional security and Guarantor or Borrower should fail to provide same, all or any part of the indebtedness of the Borrower and of the obligations and liabilities of the Guarantors to Lender, whether direct or contingent, and of every kind and description, shall, without notice or demand, at the option of the Lender, become immediately due and payable and shall be paid forthwith by the Guarantors.

        Where the Borrower is a corporation or a partnership, it is not necessary for the Lender to inquire into the powers of the Borrower, or the officers, directors, partners or agents acting or purporting to act in the Borrowees behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

        Notwithstanding any provision herein or in any instrument now or hereafter evidencing said indebtedness, the total liability for payments in the nature of interest shall not exceed the limits imposed from time to time by the usury laws of the State of Florida. This guaranty and the rights and obligations of the Lender and the Guarantor shall be governed and construed in accordance with the laws of the State of Florida.

        The terms "Borrower," "Borrowers" "Guarantor" or "Guarantors" shall denote the single or the plural, and natural or artificial persons whenever and wherever the context so requires or admits.

        The Guarantors acknowledge that the Lender has been induced by this Guaranty to make financial accommodations, now and in the future, to the Borrower, and would not make such financial accommodations without this Guaranty, and this Guaranty agreement shall, without further reference or assignment, pass to, and may be relied upon and enforced by, any successor or participant or assignee of the Lender.

        As to each of the undersigned, this Guaranty shall continue until written notice of revocation signed by such undersigned or until written notice of the death of such undersigned shall in each case have been actually received by the Lender, notwithstanding revocation by, or the death of, or complete or partial release for any cause of, any one or more of the remainder of the undersigned, or of the Borrower or of anyone liable in any manner for the indebtedness hereby guaranteed or for the indebtedness (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination of increase, decrease or change in personnel of any one or more of the undersigned which may be partnerships. No revocation of termination hereof shall affect in any manner rights arising under this Guaranty with respect to (a) liabilities which shall have been created, contracted, assumed or incurred prior to receipt by the Lender of written notice of such revocation or termination, or (b) liabilities which shall have been created, contracted, assumed or incurred after receipt of such written notice pursuant to any contract entered into by the Lender prior to receipt of such notice; and the sole effect of revocation or termination hereof shall be to exclude from this Guaranty liabilities thereafter arising which are unconnected with liabilities theretofore arising or transactions theretofore entered into.

        All notices required or permitted to be given to the Lender herein shall be sent by registered or certified mail, return receipt requested, directed to the President of the Lender.

        Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; however, if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 5TH day of NOVEMBER, 1997.

Signed, sealed and delivered in the presence of:


/s/ [illegible]                         /s/ PETER BERG
----------------------Witness           --------------------------------Seal
                                        PETER BERG

----------------------Witness           --------------------------------Seal

NOTARY PUBLIC     MICHAEL JOSEPH HUNT        PETER BERG, PERSONALLY KNOWN
STATE OF FLORIDA  COMMISSION # CC557571      TO ME SIGNED BEFORE ME THIS 9TH DAY
                  EXPIRES MAY 27, 2000       OF JANUARY 1998 IN BROWARD COUNTY,
                                             FLORIDA.
                                             /s/ MICHAEL JOSEPH HUNT
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